                                                                 EXHIBIT 10.15.2


                                                                  EXECUTION COPY

================================================================================

                          SALE AND SERVICING AGREEMENT
                          Dated as of September 1, 1999




                                     Between




                         FIB BUSINESS LOAN TRUST 1999-A
                                     (Trust)




                                       and




                            FIRST INTERNATIONAL BANK
                              (Seller and Servicer)


                     FIB Business Loan Notes, Series 1999-A

================================================================================

                                TABLE OF CONTENTS

Section                                                                                                          Page


                                    ARTICLE I


                                   DEFINITIONS

Section 1.01        Definitions...................................................................................2
Section 1.02        Use of Words and Phrases......................................................................2
Section 1.03        Captions; Table of Contents...................................................................2

                                   ARTICLE II


                      SALE AND CONVEYANCE OF THE TRUST FUND

Section 2.01        Sale and Conveyance of Trust Fund.............................................................2
Section 2.02        Possession of Business Files..................................................................2
Section 2.03        Books and Records.............................................................................3
Section 2.04        Delivery of Business Loan Documents...........................................................3
Section 2.05        Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by
                    Indenture Trustee.............................................................................5
Section 2.06        [Reserved]....................................................................................7
Section 2.07        [Reserved]....................................................................................7
Section 2.08        Fees and Expenses of the Owner Trustee and the Indenture Trustee..............................7
Section 2.09        Transfer and Conveyance of the Subsequent Business Loans......................................7
Section 2.10        Optional Repurchase of Defaulted Business Loans..............................................10

                                   ARTICLE III


                         REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations of the Seller................................................................11
Section 3.02        Individual Business Loans....................................................................14
Section 3.03        Purchase and Substitution of Defective Loans.................................................19


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
                                   ARTICLE IV


                 ADMINISTRATION AND SERVICING OF BUSINESS LOANS

Section 4.01        Duties of the Servicer.......................................................................22
Section 4.02        Liquidation of Business Loans................................................................25
Section 4.03        Establishment of Principal and Interest Accounts; Deposits in Principal and Interest
                    Accounts.....................................................................................26
Section 4.04        Permitted Withdrawals From the Applicable Principal and Interest Account.....................27
Section 4.05        [Intentionally Omitted]......................................................................29
Section 4.06        Transfer of Accounts.........................................................................29
Section 4.07        Maintenance of Hazard Insurance..............................................................29
Section 4.08        [Intentionally Omitted]......................................................................29
Section 4.09        Fidelity Bond................................................................................29
Section 4.10        Title, Management and Disposition of Foreclosed Property.....................................30
Section 4.11        [Intentionally Omitted]......................................................................31
Section 4.12        Collection of Certain Business Loan Payments.................................................31
Section 4.13        Access to Certain Documentation and Information Regarding the Business Loans.................31

                                    ARTICLE V


                       PAYMENTS TO THE CERTIFICATEHOLDERS

Section 5.01        Establishment of Note Distribution Account; Deposits in Note Distribution Account;
                    Permitted Withdrawals from Note Distribution Account.........................................32
Section 5.02        Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals
                    from Spread Account..........................................................................33
Section 5.03        Establishment of Expense Account; Deposits in Expense Account; Permitted Withdrawals
                    from Expense Account.........................................................................34
Section 5.04        Pre-Funding Account and Capitalized Interest Account.........................................36
Section 5.05        [Intentionally Omitted]......................................................................37
Section 5.06        Investment of Accounts.......................................................................37
Section 5.07        Distributions................................................................................38
Section 5.08        Determination of LIBOR.......................................................................40
Section 5.09        Statements...................................................................................41
Section 5.10        Advances by the Servicer.....................................................................44
Section 5.11        Compensating Interest........................................................................44
Section 5.12        Reports of Foreclosure and Abandonment.......................................................45


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
                                   ARTICLE VI


                           GENERAL SERVICING PROCEDURE

Section 6.01        [Omitted]....................................................................................46
Section 6.02        Satisfaction of Mortgages and Collateral and Release of Business Files.......................46
Section 6.03        Servicing Compensation.......................................................................47
Section 6.04        Annual Statement as to Compliance............................................................47
Section 6.05        Annual Independent Public....................................................................48
Section 6.06        Trustee's Right to Examine Servicer Records and Audit Operations.............................48
Section 6.07        Reports to the Trustee; Principal and Interest Account Statements............................48

                                   ARTICLE VII


                       REPORTS TO BE PROVIDED BY SERVICER

Section 7.01        Financial Statements.........................................................................50

                                  ARTICLE VIII


                                  THE SERVICER

Section 8.01        Indemnification; Third Party Claims..........................................................51
Section 8.02        Merger or Consolidation of the Servicer......................................................52
Section 8.03        Limitation on Liability of the Servicer and Others...........................................52
Section 8.04        Servicer Not to Resign.......................................................................52

                                   ARTICLE IX


                                     DEFAULT

Section 9.01        Events of Default............................................................................54
Section 9.02        Trustee to Act; Appointment of Successor.....................................................55
Section 9.03        Waiver of Defaults...........................................................................57
Section 9.04.       Control by Majority Noteholders..............................................................57

                                    ARTICLE X


                                   TERMINATION

Section 10.01       Termination..................................................................................59
Section 10.02       Accounting Upon Termination of Servicer......................................................60
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
                                   ARTICLE XI


                            MISCELLANEOUS PROVISIONS

Section 11.01       Acts of Noteholders..........................................................................61
Section 11.02       Amendment....................................................................................61
Section 11.03       Recordation of Agreement.....................................................................62
Section 11.04       Duration of Agreement........................................................................62
Section 11.05       Governing Law................................................................................62
Section 11.06       Notices......................................................................................62
Section 11.07       Severability of Provisions...................................................................63
Section 11.08       No Partnership...............................................................................63
Section 11.09       Counterparts.................................................................................63
Section 11.10       Successors and Assigns.......................................................................63
Section 11.11       Headings.....................................................................................63
Section 11.12       Notification to Rating Agencies..............................................................63
Section 11.13.      Limitation of Liability......................................................................64
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APPENDIX A                        Definitions and Usage

                                  EXHIBIT INDEX

EXHIBIT A                         Contents of Business File
EXHIBIT B                         [Intentionally Omitted]
EXHIBIT C                         Principal and Interest Account
                                    Letter Agreement
EXHIBIT D                         [Intentionally Omitted]
EXHIBIT E                         [Intentionally Omitted]
EXHIBIT F                         Initial Certification
EXHIBIT F-1                       Interim Certification
EXHIBIT F-2                       Final Certification
EXHIBIT G                         [Intentionally Omitted]
EXHIBIT H                         Business Loan Schedule
EXHIBIT I                         Request for Release of Documents
EXHIBIT J                         Form of Liquidation Report
EXHIBIT K                         Form of Delinquency Report
EXHIBIT L                         Servicer's Monthly Computer Tape Format


                                      -v-

         Sale and Servicing Agreement dated as of September 1, 1999, between FIB Business Loan Trust 1999-A (the "Trust"), and First International Bank, as Seller (the "Seller") and as Servicer (the "Servicer").

                              PRELIMINARY STATEMENT

         The Trust was formed for the purpose of issuing asset backed notes and asset backed certificates secured by the Business Loans. The Issuer has entered into a trust indenture, dated as of September 1, 1999 (the "Indenture"), between the Trust and the Indenture Trustee, pursuant to which the Trust intends to issue its FIB Business Loan Notes, Series 1999-A, Adjustable Rate Class A, Adjustable Rate Class M-1, Adjustable Rate Class M-2 and Adjustable Rate Class B in the aggregate initial principal amounts of $56,550,000, $2,600,000, $2,600,000, and $3,250,000, respectively (collectively, the "Notes"). Pursuant to the Indenture, as security for the indebtedness represented by the Notes, the Issuer is and will be pledging to the Indenture Trustee, or granting the Indenture Trustee a security interest in, among other things, certain Business Loans and Subsequent Business Loans and its rights under this Agreement.

         The parties desire to enter into this Agreement to provide, among other things, for the servicing of the Business Loans by the Servicer. The Servicer acknowledges that, in order further to secure the Notes, the Trust is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Business Loans shall also be for the benefit and security of the Indenture Trustee and Holders of the Notes. For its services hereunder, the Servicer will receive a Servicing Fee (as defined herein) with respect to each Business Loan serviced hereunder.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. For all purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in Appendix A, unless the context clearly indicates otherwise.

         Section 1.02 Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used.

         Section 1.03 Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.


                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

                  Section 2.01  Sale and Conveyance of Trust Fund.

                  The Seller hereby sells, transfers, assigns, sets over and conveys to the Trust without recourse, subject to the terms of this Agreement, all of the right, title and interest of the Seller in and to the Initial Business Loans and all other assets included or to be included in the Trust Fund in exchange for the Notes and the Certificates.

                  Section 2.02  Possession of Business Files.

                  (a) Upon the issuance of the Notes and Certificates, the ownership of each Business Note, the Mortgage, if applicable, and the contents of the related Business File relating to the Initial Business Loans is, and upon each Subsequent Transfer Date the ownership of each Business Note, the Mortgage, if applicable, and the contents of the related Business File relating to the applicable Subsequent Business Loans will be, vested in the Trust for the benefit of the Noteholders and Certificateholders, as the case may be.

                  (b) Pursuant to Section 2.04, with respect to the Initial Business Loans the Seller has delivered or caused to be delivered, and, on each Subsequent Transfer Date, the Seller will deliver or cause to be delivered, each Business File to the Indenture Trustee.

                  Section 2.03  Books and Records.

                  The transfer of each Business Loan shall be reflected on the Seller's balance sheet and other financial statements and for tax purposes as a sale of assets by the Seller and the Seller shall respond to any third-party inquiry that such transfer is so reflected as a sale. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Business Loan which shall be clearly marked to reflect the ownership of each Business Loan by the Trust for the benefit of the Noteholders and Certificateholders.

                  Section 2.04  Delivery of Business Loan Documents.

                  The Seller, (i) contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee and
(ii) on each Subsequent Transfer Date, will deliver or cause to be delivered to the Indenture Trustee, each of the following documents:

                  (a) For each Initial Business Loan or Subsequent Business Loan, as the case may be:

                  (1) The original Business Note, endorsed by means of an allonge as follows: "Pay to the order of HSBC Bank USA, and its successors and assigns, as indenture trustee under that certain Indenture dated as of September 1, 1999 relating to FIB Business Loan Trust, 1999-A, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller, if the Seller was not the originator provided, however that in lieu of the original Business Note, where the original Business Note has been lost, the Seller shall deliver a lost note affidavit and, if a copy exists, a copy of the original Business Note;

                  (2) Blanket assignment of all Collateral securing the Business Loan, including without limitation, all rights under applicable guarantees and insurance policies;

                  (3) Irrevocable power of attorney of the Seller to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Business Loans in accordance with this Agreement. The power of attorney will be delegable by the Indenture Trustee to the Servicer and any successor servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

                  (4) Blanket UCC-1 financing statements identifying by type all Collateral for the Business Loans and naming the Indenture Trustee, as assignee of the Trust, as Secured Party and the Seller as the Debtor. The UCC-1 financing statements will be filed promptly following the Closing Date in New York and Connecticut and will be in the nature of protective notice filings rather than true financing statements.

                  (b) For each Initial Business Loan or Subsequent Business Loan secured by Commercial Property or Residential Property, as the case may be:

                  (1) Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (2) Either: (i) the original Assignment of Mortgage from the Seller endorsed as follows: "HSBC Bank USA ("Assignee"), its successors and assigns, as indenture trustee under the Indenture dated as of September 1, 1999 relating to FIB Business Loan Trust 1999-A" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for Business Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Indenture Trustee, the Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Seller);

                  (3) Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Seller where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  (4) Either: (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Seller obtained such policies or (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to PIRT policies, limited liability reports and lot book reports, to the extent the Seller obtain such policies or other evidence of lien position, certified as true by the Seller;

                  The Seller shall, within ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date (or, with respect to the Subsequent Business Loans, within one year of the related Subsequent Transfer Date), deliver or cause to be delivered to the Indenture Trustee: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Seller was delivered to the Indenture Trustee; (ii) the original recorded Assignment of Mortgage from the Seller to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the originator to the Indenture Trustee in those instances where copies thereof certified by the Seller were delivered to the Indenture Trustee; and (iii) any intervening assignments of Mortgage in those instances where copies thereof certified by the Seller were delivered to the Indenture Trustee. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. All Business Loan documents held by the Indenture Trustee as to each Business Loan are referred to herein as the "Indenture Trustee's Document File."

                  Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Business Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted, and hereby does grant, to the Trust a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Business Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

                  Section 2.05 Acceptance by Indenture Trustee of the Trust Fund; Certain Substitutions; Certification by Indenture Trustee.

                  (a) The Indenture Trustee shall execute and deliver on the Closing Date (or, with respect to the Subsequent Business Loans, on the related Subsequent Closing Date), an acknowledgment of receipt in the form attached as Exhibit F hereto, stating that it has received, for each Business Loan, a Business Note, and a file, and declares that the Indenture Trustee will hold such documents and any amendments, replacements or supplements thereto, for the benefit of the Noteholders and the Certificateholders. The Indenture Trustee agrees, for the benefit of the Noteholders and the Certificateholders, to review each Indenture Trustee's Document File within 90 days after the Closing Date or Subsequent Closing Date, as the case may be, (or, with respect to any Qualified Substitute Business Loan, within 45 days after the assignment thereof), and to deliver to the Seller and the Servicer a certification in the form attached hereto as Exhibit F-1. Within 360 days after the Closing Date (or, with respect to any Qualified Substitute Business Loan, within 360 days after the assignment thereof), the Indenture Trustee shall deliver to the Servicer, the Seller, the Rating Agencies and any Noteholder who requests a copy from the Indenture Trustee a final certification in the form attached hereto as Exhibit F-2 evidencing the completeness of the Indenture Trustee's Document Files.

                  (b) If the Indenture Trustee, during the process of reviewing the Indenture Trustee's Document Files finds any document constituting a part of an Indenture Trustee's Document File which is not properly executed, has not been received, is unrelated to a Business Loan identified in the Business Loan Schedule, or does not conform in a material respect to the requirements of
Section 2.04 or the description thereof as set forth in the Business Loan Schedule, the Indenture Trustee shall promptly so notify the Servicer and the Seller. In performing any such review, the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Indenture Trustee's Document Files is limited solely to confirming that the documents listed in Section 2.04 have been executed and received and relate to the Business Loans identified in the Business Loan Schedule. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Business File of which it is so notified by the Indenture Trustee. If, however, within 60 days after the Indenture Trustee's notice to it respecting such material defect the Seller has not remedied the defect and such defect materially and adversely affects the value of the related Business Loan, the Seller will (i) substitute in lieu of such Business Loan a Qualified Substitute Business Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Business Loan at a purchase price equal to the Principal Balance of such Business Loan as of the date of purchase, plus 30 days' interest on such Principal Balance, computed at the Adjusted Business Loan Remittance Rate as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees, Monthly Advances and Servicing Advances reimbursable to the Servicer, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date.

                  (c) Upon receipt by the Indenture Trustee of a certification of a Servicing Officer of the Servicer of such purchase and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit I hereto), the Indenture Trustee shall release to the Servicer for release to the Seller the related Indenture Trustee's Document File and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Business Loan to the Seller. All costs of any such transfer shall be borne by the Servicer.

                  (d) If in connection with taking any action the Servicer requires any item constituting part of the Indenture Trustee's Document File, or the release from the lien of the related Business Loan of all or part of any Mortgaged Property or other Collateral, the Servicer shall deliver to the Indenture Trustee a certificate to such effect in the form attached as Exhibit I hereto. Upon receipt of such certification, the Indenture Trustee shall deliver to the Servicer the requested documentation and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Mortgaged Property or other Collateral from the lien of the related Business Loan.

                  On the Remittance Date in March of each year commencing March 2000, the Indenture Trustee shall deliver to the Seller and the Servicer a certification detailing all transactions with respect to the Business Loans for which the Indenture Trustee holds an Indenture Trustee's Document File pursuant to this Agreement during the prior calendar year. Such certification shall list all Indenture Trustee's Document Files which were released by or returned to the Indenture Trustee during the prior calendar year, the date of such release or return and the reason for such release or return.

                  Section 2.06  [Reserved].

                  Section 2.07  [Reserved].

                  Section 2.08 Fees and Expenses of the Owner Trustee and the Indenture Trustee.

                  The fees and expenses of the Owner Trustee and the Indenture Trustee including (i) the annual fees of the Owner Trustee and the Indenture Trustee, payable quarterly in advance, and subject to rebate to the Servicer as additional servicing compensation hereunder for any fraction of a calendar quarter in which this Agreement terminates, (ii) any other fees and expenses to which the Owner Trustee and the Indenture Trustee are entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the Expense Account pursuant to Section 5.03 hereof, shall be paid from the Expense Account in the manner set forth in Section 5.03 hereof; provided, however, that the Seller shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Servicer, the Indenture Trustee and the Owner Trustee hereby covenant with the Noteholders and the Certificateholders that every material contract or other material agreement entered into by the Owner Trustee, the Indenture Trustee, or the Servicer, acting as attorney-in-fact for the Indenture Trustee or the Owner Trustee, on behalf of the Trust Fund shall expressly state therein that no Noteholder or Certificateholder shall be personally liable in connection with such contract or agreement.

                  Section 2.09 Transfer and Conveyance of the Subsequent Business Loans.

                  (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Indenture Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date contribute, transfer, assign, set over and otherwise convey without recourse, to the Trust all right, title and interest of the Seller in and to each Subsequent Business Loan listed on the Business Loan Schedule delivered by the Seller on such Subsequent Transfer Date, all its right, title and interest in and to principal collected and interest accruing on each such Subsequent Business Loan on and after the related Subsequent Cut-Off Date and all its right, title and interest in and to all insurance policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Principal Prepayments) collected and interest accruing on each such Subsequent Business Loan prior to the related Subsequent Cut-Off Date. The transfer by the Seller of the Subsequent Business Loans set forth on the Business Loan Schedule to the Trust shall be absolute and shall be intended by all parties hereto to be treated as a contribution by the Seller.

                  The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances as of the related Subsequent Transfer Date of the Subsequent Business Loans so transferred.

                  (b) The Seller shall transfer to the Trust the Subsequent Business Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                           (i) the Seller shall have provided the Indenture
                  Trustee with a timely Addition Notice and shall have provided any information reasonably requested by it with respect to the Subsequent Business Loans;

                           (ii) the Seller shall have delivered to the Indenture
                  Trustee a duly executed written assignment (including an acceptance by the Indenture Trustee) that shall include a Business Loan Schedule, listing the Subsequent Business Loans and any other exhibits listed thereon;

                           (iii) the Seller shall have deposited in the
                  applicable Principal and Interest Account all collections in respect of the Subsequent Business Loans received on or after the related Subsequent Cut-Off Date;

                           (iv) as of each Subsequent Transfer Date, neither the
                  Seller nor the Servicer was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                           (v) such addition will not result in a material
                  adverse tax consequence to the Trust Fund or the Holders of the Notes and the Certificates;

                           (vi) the Pre-Funding Period shall not have
                  terminated;

                           (vii) the Seller shall have delivered to the
                  Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement;

                           (viii) the Seller shall have delivered to the Rating
                  Agencies, the Owner Trustee and the Indenture Trustee, Opinions of Counsel with respect to the transfer of the Subsequent Business Loans substantially in the form of the Opinions of Counsel delivered to the Indenture Trustee and the Owner Trustee on the Closing Date (bankruptcy, corporate and tax opinions);

                           (ix) such addition will not cause the Principal
                  Balance of the Business Loans secured by accounts receivables and inventory to be greater than 25% of the aggregate Principal Balance of the Business Loans;

                           (x) such addition will not cause the Principal
                  Balance of the Business Loans secured by first liens on commercial real estate or machinery and equipment to be less than 70% of the aggregate Principal Balance of the Business Loans; provided however, in no event shall any such transfer cause 50% or more of the aggregate Principal Balance of the Business Loans to be "real estate mortgages (or interest therein)" within the meaning of Section 7701(i)(A)(i) of the Code and Treasury Regulations Section 301.7701-1(d); and

                           (xi) each Subsequent Business Loan shall not have an
                  Original Principal Balance greater than any single balance of the top ten (10) largest Business Loans sold to the Trust.

                  (c) The obligation of the Trust to purchase a Subsequent Business Loan on any Subsequent Transfer Date is subject to the requirement, as evidenced by a certificate from a Responsible Officer of the Seller, that such Subsequent Business Loan conforms in all material respects to the representations and warranties concerning the individual Initial Business Loans set forth in Sections 3.01 and 3.02 (except that any reference therein to the Cut-Off Date shall be deemed a reference to the applicable Subsequent Cut-Off
Date) or in the Private Placement Memorandum under the heading "The Business Loan Pool - Subsequent Business Loans" and that the inclusion of all Subsequent Business Loans being transferred to the Trust on such Subsequent Transfer Date will not change, in any material respect, the characteristics of the Initial Business Loans in the aggregate, set forth in Sections 3.01 and 3.02.

                  (d) In connection with the transfer and assignment of the Subsequent Business Loans, the Seller agrees to satisfy the conditions set forth in Sections 2.02, 2.03, 2.04 and 2.05.

                  (e) In connection with each Subsequent Transfer Date, on the Remittance Dates in October, November and December 1999 and the Special Remittance Date, the Seller shall determine, and the Indenture Trustee shall cooperate with the Seller in determining (i) the amount and correct dispositions of the Capitalized Interest Requirements and the Pre-Funding Earnings and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. If any amounts are incorrectly released to the Seller from the Capitalized Interest Account, the Seller shall immediately repay such amounts to the Indenture Trustee.

                  (f) No later than December 31, 1999, the Seller shall obtain a letter from an independent accountant stating whether or not the characteristics of the Subsequent Business Loans conform to the characteristics set forth herein.

                  Section 2.10  Optional Purchase of Defaulted Business Loans.

                  The Servicer shall have the right, but not the obligation, to purchase any Defaulted Business Loan for a purchase price equal to the then outstanding principal balance of such Defaulted Business Loan as of the date of such purchase plus accrued interest thereon at the Adjusted Business Loan Remittance Rate, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date. In no event, however, may the aggregate principal balance of all Defaulted Business Loans purchased pursuant to this Section 2.10 exceed 10% of the sum of (i) the Original Pool Principal Balance and (ii) the initial Pre-Funded Amount.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01  Representations of the Seller.

                  The Seller hereby represents and warrants to the Indenture Trustee, the Owner Trustee, the Certificateholders and the Noteholders as of the Closing Date:

                  (a) The Seller is a state chartered bank and trust company organized and validly existing under the laws of the State of Connecticut and has all licenses necessary to carry on its business as now being conducted and is licensed and qualified in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations hereunder; the Seller has all requisite power and authority to execute and deliver this Agreement and each other Basic Document to which it is a party and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement and each other Basic Document to which it is a party evidence the valid, binding and enforceable obligations of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement and each other Basic Document to which it is a party valid, binding and enforceable upon the Seller in accordance with its respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Business Loans by the Trust.

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each other Basic Document to which it is a party and the other documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

                  (d) Neither this Agreement or any other Basic Document to which the Seller is a party nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or any other Basic Document to which the Seller is a party or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made;

                  (e) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or any other Basic Document to which the Seller is a party;

                  (f) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may (i) result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement or any other Basic Document to which the Seller is a party or (ii) which would draw into question the validity of this Agreement or any other Basic Document to which the Seller is a party or the Business Loans;

                  (g) The Trust will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (h) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (i) The statements contained in the Private Placement Memorandum which describe the Seller or the Business Loans or matters or activities for which the Seller is responsible in accordance with the Private Placement Memorandum, this Agreement or any other Basic Document to which the Seller is a party and all documents referred to therein or herein or delivered in connection therewith or herewith, or which are attributable to the Seller therein or herein are true and correct in all material respects, and the Private Placement Memorandum does not contain any untrue statement of a material fact with respect to the Seller or the Business Loans and does not omit to state a material fact necessary to make the statements contained therein with respect to the Seller or the Business Loans not misleading in light of the circumstances under which they were made. The Seller is not aware that the Private Placement Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There is no fact peculiar to the Seller or the Business Loans and known to the Seller that materially adversely affects or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the Seller or the Business Loans that has not been set forth in the Private Placement Memorandum;

                  (j) No Noteholder or Certificateholder is subject to Connecticut state licensing requirements solely by virtue of holding the Notes or the Certificates;

                  (k) The transfer, assignment and conveyance of the Business Notes and the Mortgages by the Seller pursuant to this Agreement are not or, with respect to the Subsequent Business Loans, will not be, subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (l) The origination and collection practices used by the Seller with respect to each Business Note and Mortgage relating to the Initial Business Loans have been, and the origination and collection practices to be used by the Seller with respect to each Business Note and Mortgage relating to the Subsequent Business Loans will have been, in all material respects legal, proper, prudent and customary in the business loan origination and servicing business;

                  (m) Each Initial Business Loan was, and each Subsequent Business Loan will be, selected from among the existing business loans in the Seller's portfolio at the date hereof or, in the case of the Subsequent Business Loans, at the related Subsequent Cut-Off Date, in a manner not designed to adversely affect the Noteholders or the Certificateholders;

                  (n) The Seller received fair consideration and reasonably equivalent value or, in the case of the Subsequent Business Loans, will have received fair consideration and reasonably equivalent value, in exchange for the sale of the Business Loans;

                  (o) Neither the Seller nor any of its affiliates sold or, in the case of the Subsequent Business Loans, will have sold any interest in any Business Loan with any intent to hinder, delay or defraud any of their respective creditors;

                  (p) The Seller is solvent, and the Seller will not be rendered insolvent as a result of the transfer of the Business Loans to the Trust or the sale of the Notes;

         (q) The chief executive office and legal name of the Seller is as set forth on the respective UCC-1 financing statement filed on behalf of the Seller pursuant to Section 2.04(a)(4), such office is the place where the Seller is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and neither the location of such office nor the legal name of the Seller has changed in the past four months except that the Seller changed its name from First International Bank, National Association;

         (r) The Seller has filed all required tax returns on a timely basis;

         (s) The pension or profit sharing plans of the Seller and all consolidated subsidiaries have been fully funded in accordance with the Seller's obligations;

         (t) The legal name of the Seller has not been changed in the last six years and the Seller does not have tradenames, fictitious names, assumed names or "doing business as" names except First National Bank of Connecticut, First National Bank of New England and First International Bank, N.A. and First International Capital;

         (u) The Seller will treat the sale of the Business Loans as a sale for federal income tax reporting and accounting purposes; and

         (v) The Seller conducts its affairs such that the Trust would not be substantively consolidated in the trust estate of the Seller and their respective separate existences disregarded in bankruptcy.

                  Section 3.02  Individual Business Loans.

                  The Seller hereby represents and warrants to the Indenture Trustee and the Noteholders, with respect to each Initial Business Loan as of the Closing Date, and with respect to each Subsequent Business Loan, as of the related Subsequent Transfer Date:

                  (a) The information with respect to each Business Loan set forth in the Business Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Indenture Trustee on the Closing Date or as otherwise provided in Section 2.04;

                  (c) Each Mortgaged Property serving as the primary collateral is improved by a Commercial Property or a Residential Property and does not constitute other than real property under state law;

                  (d) Each Initial Business Loan was (and each Subsequent Business Loan will be) originated and underwritten or purchased and reunderwritten by the Seller, in its capacity as Seller and each Business Loan is being serviced by the Seller, in its capacity as Servicer;

                  (e) [Intentionally Omitted];

                  (f) Approximately 33.22% of the Initial Business Loans (by Principal Balance) bear fixed rates of interest and approximately 50.02%, 3.03%, 1.73%, 11.86% and 0.13% of the Business Loans (by Principal Balance) bear interest that adjusts monthly based on the Prime Rate, annually based on One-Year CMT, every three years based on Three-Year CMT, every five years based on Five-Year CMT, and every ten years based on Ten-Year CMT, respectively. Each Business Note will, with respect to principal payments, provide for a schedule of Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Business Loan on its respective maturity date;

                  (g) With respect to those Business Loans secured by a Mortgaged Property, each Mortgage is a valid and subsisting lien of record on the Mortgaged Property subject only to any applicable Prior Liens on such Mortgaged Property and subject in all cases to such exceptions that are generally acceptable to banking institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (h) Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Business Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trust will hold good and indefeasible title, to, and be the sole owner of, each Business Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment;

                  (i) As of the Cut-Off Date (or, with respect to any Subsequent Business Loan, as of the related Subsequent Cut-Off Date), no Business Loan is more than 30 days delinquent in payment;

                  (j) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property which is the primary Collateral for the related Business Loan, and each Mortgaged Property is free of material damage and is in good repair;

                  (k) No Business Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Business Note or any related Mortgage, or the exercise of any right thereunder, render either the Business Note or any related Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (l) Each Business Loan at the time it was made complied, and as of the Closing Date complies, in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

                  (m) Each Initial Business Loan was (and each Subsequent Business Loan will be) originated and underwritten or purchased and reunderwritten by the Seller in accordance with the underwriting criteria set forth in the Private Placement Memorandum;

                  (n) The Seller requires that the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Section 4.07;

                  (o) The Seller requires that if a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 4.07;

                  (p) Each Business Note, any related Mortgage and any other agreement pursuant to which Collateral is pledged to the Seller is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), none of which will prevent the ultimate realization of the security provided by the Collateral or other agreement, and all parties to each Business Loan had full legal capacity to execute all Business Loan documents and convey the estate therein purported to be conveyed;

                  (q) The Seller has caused and will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Indenture Trustee and the Owner Trustee in any insurance policies applicable to the Business Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee or the Seller, respectively;

                  (r) Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (s) Each Business Loan conforms, and all such Business Loans in the aggregate conform, to the description thereof set forth in the Private Placement Memorandum;

                  (t) The terms of the Business Note and the related Mortgage or other security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Noteholders and the Certificateholders and which has been delivered to the Indenture Trustee;

                  (u) There are no material defaults in complying with the terms of any applicable Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

                  (v) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Business Loan or the use for which the premises were intended;

                  (w) Each Mortgaged Property which is the primary collateral for the related Business Loan underwent, at the time of origination of such Business Loan, the standard environmental studies and such studies revealed that such Mortgaged Property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation satisfactory to the Seller;

                  (x) The proceeds of the Business Loan have been fully disbursed, and there is no obligation on the part of the Seller to make future advances thereunder. Any and all requirements as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Business Loans were paid;

                  (y) There is no obligation on the part of the Seller or any other party (except for any guarantor of a Business Loan) to make Monthly Payments (except for Monthly Advances) in addition to those made by the Obligor;

                  (z) No statement, report or other document signed by the Seller constituting a part of the Business File contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (aa) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the

Noteholders and/or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

                  (bb) No Business Loan has a shared appreciation feature, or other contingent interest feature;

                  (cc) With respect to each Business Loan secured by a Mortgaged Property or other Collateral and that is not a first priority lien, either (i) no consent for the Business Loan is required by the holder of any related Prior Lien or (ii) such consent has been obtained;

                  (dd) Each Business Loan was originated to a business located in the State identified in the Business Loan Schedule;

                  (ee) All parties which have had any interest in the Business Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                  (ff) Any related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (gg) There is no default, breach, violation or event of acceleration existing under the Business Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller, in its capacity as either Servicer or Seller, has not waived any default, breach, violation or event of acceleration;

                  (hh) All parties to the Business Note and any related Mortgage or other document pursuant to which Collateral was pledged had legal capacity to execute the Business Note and any such Mortgage or other document and each Business Note and Mortgage or other document have been duly and properly executed by such parties;

                  (ii) The Business Loan was not selected for inclusion under this Agreement from the Seller's portfolio of comparable business loans on any basis which would have a material adverse affect on a Noteholder or Certificateholder;

                  (jj) All amounts received on or after the Cut-Off Date (or, with respect to the Subsequent Business Loans, on or after the related Subsequent Cut-Off Date) with respect to the Business Loans have been, to the extent required by this Agreement, deposited into the Principal and Interest Account and are, as of the Closing Date (or with respect to the Subsequent Business Loans, as of the related Subsequent Closing Date), in the Principal and Interest Account;

                  (kk) With respect to those Business Loans secured by Collateral other than a Mortgaged Property, the related Business Note, security agreements, if any, and UCC-1 filed with respect to such Collateral creates a valid and subsisting lien of record on such Collateral subject only to any Prior Liens, if any, on such Collateral and subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Collateral is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Business Note, security agreement and UCC-1;

                  (ll) As of the Closing Date, less than 50% of the Business Loans, by Principal Balance, are (and after the Funding Period less than 50% of Initial Business Loans and Subsequent Business Loans will be) "real estate mortgages (or interests therein)" within the meaning of Section 7701(i)(A)(i) of the Code and Treasury regulations Section 301.7701-1(d); and

                  (mm) The Seller has no knowledge that at the time of the sale of the Business Loans, the obligations thereunder would not be paid in full.

                  Section 3.03  Purchase and Substitution of Defective
                                Loans.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Notes to the Noteholders and the Certificates to the Certificateholders. Upon discovery by the Servicer, any Subservicer, the Owner Trustee or the Indenture Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the Business Loans or the interest of the Notes and Certificates therein or which materially and adversely affects the interests of the Notes and Certificates in the related Business Loan in the case of a representation and warranty relating to a particular Business Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall (a) promptly cure such breach in all material respects, (b) purchase such Business Loan by depositing in the applicable Principal and Interest Account, on the next succeeding Determination Date, an amount in the manner specified in
Section 2.05(b), or (c) if within two years of the Closing Date, remove such Business Loan from the Trust Fund (in which case it shall become a Deleted Business Loan) and substitute one or more Qualified Substitute Business Loans provided such substitution is effected not later than the date which is two years after the Closing Date or at such later date, if the Indenture Trustee receives an Opinion of Counsel that such substitution would not constitute a Prohibited Transaction at any time the Notes are outstanding. Any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any.

                  As to any Deleted Business Loan for which the Seller substitutes a Qualified Substitute Business Loan or Loans, the Servicer shall effect such substitution by delivering to the Indenture Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and shall also deliver to the Indenture Trustee, the documents constituting the Indenture Trustee's Document File for such Qualified Substitute Business Loan or Loans.

                  The Servicer shall deposit in the applicable Principal and Interest Account all payments of principal received in connection with such Qualified Substitute Business Loan or Loans after the date of such substitution together with all interest (net of the Servicing Fee). Monthly Payments received with respect to Qualified Substitute Business Loans on or before the date of substitution will be retained by the Seller. The Trust will own all payments received with respect to the Deleted Business Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Business Loan. The Servicer shall give written notice to the Indenture Trustee that such substitution has taken place and shall amend the Business Loan Schedule to reflect the removal of such Deleted Business Loan from the terms of this Agreement and the substitution of the Qualified Substitute Business Loan or Loans. Upon such substitution, such Qualified Substitute Business Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections 2.04 and 2.05, and the Seller shall be deemed to have made with respect to such Qualified Substitute Business Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the applicable Principal and Interest Account an amount equal to the Substitution Adjustment.

                  In addition to the cure, purchase and substitution obligation in Section 2.05 and this Section 3.03, the Seller shall indemnify and hold harmless the Trust, the Indenture Trustee, the Noteholders and the Certificateholders against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in Sections 2.05 and 3.03 to cure, purchase or substitute for a defective Business Loan and to indemnify the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee as provided in Sections 2.05 and 3.03 constitute the sole remedies of the Indenture Trustee, the Noteholders, the Certificateholders and the Owner Trustee, respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer or the Seller relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01 or 3.02 shall accrue as to any Business Loan upon
(i) discovery of such breach by any party and notice thereof to the

Seller and or notice thereof by the Seller to the Indenture Trustee, (ii) failure by the Seller to cure such breach or purchase or substitute such Business Loan as specified above, and (iii) demand upon the Seller by the Indenture Trustee for all amounts payable hereunder in respect of such Business Loan.

                                   ARTICLE IV.

                 ADMINISTRATION AND SERVICING OF BUSINESS LOANS

         Section 4.01 Duties of the Servicer.

         (a) The Servicer, as an independent contract servicer, shall service and administer the Business Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Business Loans so long as the Rating Agency Condition is satisfied. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Business Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee and the Noteholders for the servicing and administering of the Business Loans in accordance with the provisions of this Agreement, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Business Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Business Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (d) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Business Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 4.01(e).

         (e) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Termination Event), the Indenture Trustee or its designee shall, subject to Section 9.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Business Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (f) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Business Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders, provided, however, that (unless (x) the Obligor is in default with respect to the Business Loan, or such default is, in the judgment of the Servicer, imminent and (y) the Servicer determines that any modification would not be considered a new loan for federal income tax purposes) the Servicer may not permit any modification with respect to any Business Loan that would change the Business Loan Interest Rate, defer (subject to Section 4.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Business Loan), or extend the final maturity date on such Business Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders be added to the amount owing under the related Business Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trust, the Indenture Trustee, the Owner Trustee, each Noteholder and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Business Loans and with respect to any Mortgaged Properties or other Collateral. If reasonably required by the Servicer, the Indenture Trustee, on behalf of the Trust, shall furnish the Servicer, within 5 Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Indenture Trustee, on behalf of the Trust, shall be accompanied by a certification in the form of Exhibit I attached hereto signed by a Servicing Officer.

         The Servicer, in servicing and administering the Business Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering business loans for its own account, giving due consideration to the Noteholders' and Certificateholders' reliance on the Servicer.

         (g) On and after such time as the Indenture Trustee and the Trust receive the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 8.04, after receipt of the Opinion of Counsel required pursuant to Section 8.04 addressed to the Indenture Trustee, the Indenture

Trustee or its designee shall assume all of the rights and obligations of the Servicer, subject to Section 9.02 hereof. The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the Indenture Trustee all documents and records (including computer tapes and diskettes) relating to the Business Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

         (h) The Servicer shall perform the duties of the Issuer and the Owner Trustee under the Basic Documents. In furtherance of the foregoing, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Basic Documents. The Servicer shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Basic Documents. The Servicer shall prepare for execution by the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents.

         (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

         (j) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Noteholder or a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

         (k) The Servicer shall prepare and file, on behalf of the Issuer, all tax returns tax elections, financial statements and such annual or other reports of the Issuer as are necessary for the preparation of tax reports as provided in the Trust Agreement or required by applicable law. All tax returns will be signed by the Servicer on behalf of the Issuer.

         (l) The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Owner Trustee at any time during normal business hours.

         (m) The Servicer shall furnish to the Owner Trustee from time to time such additional information regarding the Issuer or the Basic Documents as the Owner Trustee shall reasonably request.

         For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144 (a) (3) of the Securities Act, (1) the Servicer will provide or cause to be provided to any holder of such Notes and any prospective purchaser thereof designated by such holder, upon the request of such a holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d) (4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes conducted in accordance with Rule 144A.

         Section 4.02 Liquidation of Business Loans.

         In the event that any payment due under any Business Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Business Loan, the Servicer shall take such action as it shall deem to be in the best interests of the Noteholders and Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trust of Mortgaged Properties or other Collateral relating to defaulted Business Loans for which the related Business Loan is still outstanding, as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of
Section 4.10. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances." The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes on Mortgaged Properties in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property, and will not foreclose on a Mortgaged Property where it has cause to believe such substances exist unless it (i) has received a Phase I environmental report and such report reveals no environmental problems, or (ii) any problems revealed by such Phase I environmental report have been corrected or such Mortgaged Property is subject to an environmental rehabilitation for which the Servicer is not responsible.

         After a Business Loan has become a Liquidated Business Loan, the Servicer shall promptly prepare and forward to the Indenture Trustee and upon request, any Noteholder or Certificateholder, a Liquidation Report, in the form attached hereto as Exhibit J, detailing the Liquidation Proceeds received from the Liquidated Business Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

         Section 4.03   Establishment of Principal and
                        Interest Accounts; Deposits in
                        Principal and Interest Accounts.

         (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts, in one or more Eligible Deposit Accounts, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Instruments, titled "First International Bank, as Servicer, in trust for the registered holders of FIB Business Loan Notes, Series 1999-A." All funds in such Principal and Interest Accounts shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.

         A copy of such letter agreement shall be furnished to the Indenture Trustee, the Owner Trustee and, upon request, any Noteholder or Certificateholder.

         (b) The Servicer and each Subservicer shall deposit without duplication (within two Business Days of receipt thereof) in the applicable Principal and Interest Account and retain therein:

                           (i) all payments received on or after the Cut-Off
                  Date on account of principal on the Business Loans, including all Excess Payments, Principal Prepayments and Curtailments collected on or after the Cut-Off Date;

                           (ii) all payments received on or after the Cut-Off
                  Date on account of interest on the Business Loans (net of the Servicing Fee with respect to each Business Loan and other servicing compensation payable to the Servicer as permitted herein);

                           (iii) all Net Liquidation Proceeds;

                           (iv) all Insurance Proceeds (other than amounts to be
                  applied to restoration or repair of any related Mortgaged Property, or to be released to the Obligor in accordance with customary servicing procedures);

                           (v) all Released Mortgaged Property Proceeds and any
                  other proceeds from any other released property securing the Business Loans;

                           (vi) any amounts paid in connection with the
                  repurchase of any Business Loan and the amount of any Substitution Adjustment received pursuant to Sections 2.05 and 3.03;

                           (vii) any amount required to be deposited in the
                  Principal and Interest Account pursuant to Section 4.04 or 4.10; and

                           (viii) the amount of any losses incurred in
                  connection with investments in Permitted Instruments.

         (c) The foregoing requirements for deposit in the applicable Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Servicing Fee (to the extent received and permitted by Section 6.03), with respect to each Business Loan, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, need not be deposited by the Servicer in the applicable Principal and Interest Account.

         (d) Any interest earnings on funds held in the applicable Principal and Interest Account paid by an Eligible Deposit Account shall be for the account of the Servicer and may only be withdrawn from the applicable Principal and Interest Account by the Servicer immediately following its monthly remittance to the Indenture Trustee pursuant to Section 4.04(a). Any reference herein to amounts on deposit in the applicable Principal and Interest Account shall refer to amounts net of such investment earnings.

         Section 4.04   Permitted Withdrawals From the Applicable
                        Principal and Interest Account.

         The Servicer shall withdraw funds from the applicable Principal and Interest Account for the following purposes:

         (a) to effect the remittance to the Indenture Trustee on each Determination Date for deposit into the Note Distribution Account that portion of the Available Funds for the related Remittance Date that is net of Compensating Interest, the Monthly Advances and amounts then on deposit in the Spread Account (and, with respect to the Determination Dates occurring during the Funding Period, net of amounts then on deposit in the Pre-Funding Account and the Capitalized Interest Account);

         (b) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and for unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees and, except as provided in the following sentence, Servicing Advances and Monthly Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the Business Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances and Monthly Advances in excess of such amounts shall be limited to any late collections of interest received on the Business Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any other amounts;

provided, however, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the Noteholders and may be exercised only if the Spread Balance equals the then applicable Specified Spread Account Requirement;

         (c) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

         (d) (i) to make investments in Permitted Instruments and (ii) to pay to itself, as permitted by Section 4.03(d), interest paid in respect of Permitted Instruments or by an Eligible Deposit Account on funds deposited in the Principal and Interest Account;

         (e) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein or were deposited therein in error;

         (f) to pay itself servicing compensation pursuant to Section 6.03 hereof or interest as permitted under the definition of Excess Proceeds; and

         (g) to clear and terminate the Principal and Interest Accounts upon the termination of this Agreement.

         So long as no default or Servicer Termination Event shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall either be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in Section 4.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "First International Bank, as Servicer, in trust for the registered holders of FIB Business Loan Notes, Series 1999-A." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause (d) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

         Section 4.05 [Intentionally Omitted]

         Section 4.06 Transfer of Accounts.

         The Servicer may, upon written notice to the Indenture Trustee, transfer any Principal and Interest Account to a different Eligible Deposit Account.

         Section 4.07 Maintenance of Hazard Insurance.

         The Servicer shall comply with the customary servicing procedures concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of a Business Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer will require the related Obligor to purchase a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the full insurable value of the Mortgaged Property, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and in accordance with the Servicer's policies, on Foreclosed Property constituting real property, fire and hazard insurance in the amounts described above and liability insurance. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor in accordance with applicable law) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section
4.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or maintained on Foreclosed Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

         Section 4.08 [Intentionally Omitted].

         Section 4.09 Fidelity Bond.

         The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000,and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Business Loans ("Servicer Employees"). The fidelity bond shall insure the Indenture Trustee and the Owner Trustee, their respective officers and employees against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer employees. No provision of this Section 4.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Indenture Trustee, the Owner Trustee or any

Noteholder or Certificateholder, the Servicer shall cause to be delivered to the Indenture Trustee, Owner Trustee or such Noteholder or such Certificateholder a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is The Hartford Underwriters Insurance Company.

         Section 4.10 Title, Management and Disposition of Foreclosed Property.

         In the event that title to a Mortgaged Property or other Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process (a "Foreclosed Property"), the deed or certificate of sale, or the repossessed Collateral shall be taken in the name of the Trust for the benefit of the Noteholders and Certificateholders.

         The Servicer, subject to Sections 4.01 and 4.02 hereof, shall manage, conserve, protect and operate each Foreclosed Property for the Noteholders and the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the Foreclosed Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Noteholders and Certificateholders.

         The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related Foreclosed Property net of Servicing Advances.

         The disposition of Foreclosed Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer, deems to be in the best interest of the Noteholders and the Certificateholders. The proceeds of sale of the Foreclosed Property shall promptly, but in no event later than two Business Days after receipt, be deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid, the Servicer shall, subject to Section 4.04, reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the Noteholders in accordance with
Section 5.07 hereof.

         Section 4.11 [Intentionally Omitted].

          Section 4.12      Collection of Certain Business
                            Loan Payments.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Business Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing , the Servicer may in its discretion waive or permit to be waived any fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on a Business Note for a period (with respect to each payment as to which the due date is extended) not greater than 180 days after the initially scheduled due date for such payment provided that the Servicer determines such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Business Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with
Section 4.04(b) hereof.

         Section 4.13      Access to Certain Documentation and
                           Information Regarding the Business Loans.

         The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the Business Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                                    ARTICLE V

                       PAYMENTS TO THE CERTIFICATEHOLDERS

          Section 5.01 Establishment of Note Distribution Account; Deposits in Note Distribution Account; Permitted Withdrawals from Note Distribution Account.

         (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest-bearing, titled "Note Distribution Account, HSBC Bank USA, as Indenture Trustee for the registered holders of FIB Business Loan Notes, Series 1999-A" (the " Note Distribution Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Note Distribution Account and retain therein:

                           (i) the Available Funds (net of the amount of Monthly
                  Advances and Compensating Interest deposited pursuant to subclause (ii) below and the amount on deposit in the Spread Account);

                           (ii) the Compensating Interest and the portion of the
                  Monthly Advance remitted to the Indenture Trustee by the Servicer;

                           (iii) amounts transferred from the Spread Account
                  pursuant to Section 5.02(b)(i);

                           (iv) amounts required to be paid by the Servicer
                  pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Accounts; and

                           (v) amounts transferred from the Pre-Funding Account
                  and the Capitalized Interest Account on the Special Remittance Date pursuant to Sections 5.04(c) and (h), respectively.

         (b) Amounts on deposit in the Note Distribution Account shall be withdrawn on each Remittance Date by the Indenture Trustee, or the Paying Agent, on its behalf, to effect the distribution described in Section 5.07(b) and thereafter by the following parties in no particular order of priority:

                           (i) by the Indenture Trustee, to invest amounts on
                  deposit in the Note Distribution Account in Permitted Instruments pursuant to Section 5.06;

                           (ii) by the Indenture Trustee, to pay on a monthly
                  basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) by the Indenture Trustee, to withdraw any
                  amount not required to be deposited in the Note Distribution Account or deposited therein in error; and

                           (iv) by the Indenture Trustee, to clear and terminate
                  the Note Distribution Account upon the termination of this Agreement in accordance with the terms of Section 10.01 hereof.

         Section 5.02      Establishment of Spread Account;
                           Deposits in Spread Account; Permitted
                           Withdrawals from Spread Account.

         (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest bearing, titled "Spread Account, HSBC Bank USA, as Indenture Trustee for the registered holders of FIB Business Loan Notes, Series 1999-A" (the "Spread Account"). The Spread Account shall constitute part of the Trust Fund, and the funds held therein may be invested in Permitted Instruments. On the Closing Date, the Indenture Trustee will make an initial cash deposit from the proceeds of the sale of the Class A, Class M-1 and Class M-2 Notes into the Spread Account in an amount equal to $3,900,000. Thereafter, on each Remittance Date, the Indenture Trustee shall, promptly upon receipt, deposit into the Spread Account:

                           (i) that portion of the Available Funds required to
                  be deposited into the Spread Account pursuant to Section 5.07(b)(x) until the Spread Balance equals the then applicable Specified Spread Account Requirement; and

                           (ii) amounts required to be paid by the Servicer
                  pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Spread Account.

         (b) Amounts on deposit in the Spread Account shall be withdrawn by Indenture Trustee for distribution in the manner set forth in subclause (c) below on each Remittance Date in the following order of priority:

                           (i) to deposit in the Note Distribution Account an
                  amount by which (a) the sum of (i) the Class A, Class M-1 and Class M-2 Interest Distribution Amounts, (ii) the Class A, Class M-1 and Class M-2 Principal Distribution Amounts, (iii) the Class M-1 and Class M-2 Carry Forward Interest Amounts and
                  (iv) the Class A, Class M-1 and Class M-2 Carry Forward Amounts exceeds (b) the Available Funds for such Remittance Date (but excluding from such definition, amounts in the Spread Account);

                           (ii) to deposit in the Note Distribution Account the
                  amount, if any, required to make the full distribution to the Expense Account pursuant to Section 5.07(b)(vii); and

                           (iii) to the extent that the amount then on deposit
                  in the Spread Account after giving effect to all required transfers from the Spread Account to the Note Distribution Account on such Remittance Date then exceeds the Specified Spread Account Requirement as of such Remittance Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be distributed first, to make any payments required pursuant to Section 5.07(b)(xi) -- (xviii), in that order, and then, to the Holders of the Certificates;

and also, in no particular order of priority:

                           (iv) to invest amounts on deposit in the Spread
                  Account in Permitted Instruments pursuant to Section 5.06;

                           (v) to withdraw any amount not required to be
                  deposited in the Spread Account or deposited therein in error; and

                  (vi) to clear and terminate the Spread Account upon the termination of this Agreement in accordance with the terms of
                  Section 10.01.

         (c) Any amounts which are required to be withdrawn from the Spread Account pursuant to paragraph (b) above shall be withdrawn from the Spread Account in the following order of priority: (i) first, from any uninvested funds therein, and (ii) second, from the proceeds of the liquidation of any investments therein pursuant to Section 5.06(b).

         (d) Any amounts which are distributed by the Indenture Trustee to the holders of the Certificates pursuant to paragraph (b) above will not be required to be refunded, regardless of whether there are sufficient funds on a Subsequent Remittance Date to make a full distribution to holders of the Notes on such Remittance Date.

         Section 5.03      Establishment of Expense Account;
                           Deposits in Expense Account; Permitted
                           Withdrawals from Expense Account

         (a) No later than the Closing Date, the Indenture Trustee will establish with itself an account (the "Expense Account"). The Expense Account shall not constitute part of the Trust Fund and is for the benefit of the Indenture Trustee and the Owner Trustee to pay their fees and expenses related to the Trust and, on a subordinate basis, for the benefit of the Servicer as described in (b)(ii) and (c) below. The Indenture Trustee shall deposit into the Expense Account:

                           (i) on each Remittance Date from the amounts on
                  deposit in the Note Distribution Account an amount equal to one-twelfth of the Annual Expense Escrow Amount; and

                           (ii) upon receipt, amounts required to be paid by the
                  Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Expense Account.

If, at any time the amount then on deposit in the Expense Accounts shall be insufficient to pay in full the fees and expenses of the Indenture Trustee and the Owner Trustee then due, the Indenture Trustee and the Owner Trustee shall make demand on the Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. Thereafter, the Servicer shall be entitled to reimbursement from the Expense Account for the amount of any such advance from any excess funds available pursuant to subclause (c)(ii) below. Without limiting the obligation of the Servicer to advance such insufficiency, in the event the Servicer does not advance the full amount of such insufficiency by the Business Day immediately preceding the Determination Date, the amount of such insufficiency shall be deposited into the Expense Account for payment to the Indenture Trustee pursuant to Section 5.07(b)(vii), to the extent of available funds in the Note Distribution Account.

         (b) The Indenture Trustee may invest amounts on deposit in the Expense Accounts in Permitted Instruments pursuant to Section 5.06 hereof, and the Indenture Trustee shall withdraw amounts on deposit in the Expense Accounts to:

                           (i) pay the Indenture Trustee's and Owner Trustee's
                  fees and expenses as described in Section 2.08 hereof;

                           (ii) pay on a monthly basis to the Servicer as
                  additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) withdraw any amounts not required to be
                  deposited in the Expense Accounts or deposited therein in error; and

                           (iv) clear and terminate the Expense Account upon the
                  termination of this Agreement in accordance with the terms of
                  Section 10.01.

         (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Indenture Trustee shall determine that all payments required to be made during the prior twelve month period pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and, if all such payments have been made, from the amounts remaining in the Expense Accounts, the Indenture Trustee shall (in the following order of priority):

                           (i) reimburse the Servicer and/or the Seller, for
                  reimbursable advances made pursuant to Section 8.01;

                           (ii) reimburse the Servicer for advances made by it
                  pursuant to the last paragraph of subclause (a) above; and

                           (iii) remit to the Servicer as additional servicing
                  compensation any amounts remaining in the Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii),
                  (b)(iii), (c)(i) and (c)(ii), above.

         Section 5.04      Pre-Funding Account and Capitalized
                           Interest Account

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain in its trust department a trust account, which shall not be interest-bearing, titled "FIB Business Loan Pre-Funding Account 1999-A" (the "Pre-Funding Account"). The Pre-Funding Account shall constitute part of the Trust Fund and may only be invested in Permitted Investments. The Indenture Trustee shall, promptly upon receipt, deposit into the Pre-Funding Account and retain therein the Original Pre-Funded Amount in an amount equal to the sum of $10,024,756.59 from the proceeds of the sale of the Class A Notes.

         (b) On each Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances of the Subsequent Business Loans sold to the Trust Fund on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller with respect to such transfer. In no event shall the Servicer be permitted to instruct the Indenture Trustee to release from the Pre-Funding Account in excess of $10,024,756.59.

         (c) If at the end of the Funding Period amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on the immediately following Remittance Date and deposit such amounts in the Note Distribution Account. However, if at the close of business on the Determination Date in December 1999 amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on the Special Remittance Date and deposit in the Note Distribution Account any Pre-Funded Amount then remaining in the Pre-Funding Account.

         (d) On the Remittance Dates occurring in October, November and December, 1999, the Indenture Trustee shall transfer from the Pre-Funding Account to the Note Distribution Account, the Pre-Funding Earnings, if any, applicable to each such Remittance Date.

         (e) No later than the Closing Date, the Indenture Trustee shall establish and maintain in its trust department a trust account which shall not be interest-bearing, titled "FIB Business Loan Capitalized Interest Account 1999-A" (the "Capitalized Interest Account"). The Capitalized Interest Account shall constitute part of the Trust Fund and may only be invested in Permitted Investments. The Indenture Trustee shall, promptly upon receipt, deposit into the Capitalized Interest Account $73,000.00. If prior to the end of the Funding Period the funds on deposit in the Pre-Funding Account are invested in a guaranteed investment contract, repurchase agreement or other arrangement acceptable to the Rating Agencies, that constitutes a Permitted

Instrument, the Indenture Trustee shall, within one Business Day of its receipt of notification of satisfaction of the Rating Agency Condition, withdraw from the Capitalized Interest Account and pay to the Seller the amount set forth in such notification.

         (f) On the Remittance Dates occurring in October, November and December, 1999, the Indenture Trustee shall transfer from the Capitalized Interest Account to the Note Distribution Account, the Capitalized Interest Requirement, if any, for such Remittance Dates.

         (g) On the Special Remittance Date, the Indenture Trustee shall transfer from the Capitalized Interest Account to the Note Distribution Account the Capitalized Interest Requirement, if any, for such Special Remittance Date. Any amounts remaining in the Capitalized Interest Account after taking into account such transfer shall be paid on such Special Remittance Date to the Certificateholders, and the Capitalized Interest Account shall be closed.

         Section 5.05 [Intentionally Omitted]

         Section 5.06 Investment of Accounts.

         (a) So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account which by the terms of this Agreement shall be invested in Permitted Instruments by the Indenture Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments in the name of the Indenture Trustee, bearing interest or sold at a discount. No such investment in the Principal and Interest Account, Note Distribution Account, the Pre-Funding Account, the Capitalized Interest Account and the Spread Account shall mature later than the Business Day immediately preceding the next Remittance Date and no such investment in the Expense Account shall mature later than the Business Day immediately preceding the date such funds will be needed to pay fees or premiums; provided, however, the Indenture Trustee or any affiliate thereof, may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Indenture Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be.

         (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom.

         (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Indenture Trustee is the obligor thereon).

         (d) The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments.

         (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account, immediately on receipt, and the Indenture Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Indenture Trustee for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

         Section 5.07 Distributions.

         (a) The rights of the Noteholders and Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.

         (b) On each Remittance Date the Indenture Trustee shall withdraw from the Note Distribution Account an amount equal to (A) that portion of the Available Funds received from the Servicer pursuant to Section 5.01(a)(i), (ii),
(iv) and (v) and (B) the amounts deposited therein pursuant to Section 5.02(b)(i) and make distributions thereof in the following order of priority:

         (i) first, to the Class A Noteholders, in an amount up to the Class A Interest Distribution Amount;

         (ii) second, to the Class M-1 Noteholders, in an amount up to the Class M-1 Interest Distribution Amount;

         (iii) third, to the Class M-2 Noteholders, in an amount up to the Class M-2 Interest Distribution Amount;

         (iv) fourth, to the Class A Noteholders, in an amount up to the sum of
(a) the Class A Principal Distribution Amount for the Class A Notes and (b) the Class Carry Forward Amount for the Class A Notes;

         (v) fifth, to the Class M-1 Noteholders, in an amount up to the sum of
(a) the Class M-1 Principal Distribution Amount for the Class M-1 Notes and (b) the Class Carry Forward Amount for the Class M-1 Notes;

         (vi) sixth, to the Class M-2 Noteholders, in an amount up to the sum of
(a) the Class M-2 Principal Distribution Amount for the Class M-2 Notes and (b) the Class Carry Forward Amount for the Class M-2 Notes;

         (vii) seventh, to the Expense Account in an amount up to one-twelfth of the Annual Expense Escrow Amount plus any amount required to be paid to the Owner Trustee and the Indenture Trustee pursuant to this Agreement;

         (viii) eighth, to the Servicer, certain amounts reimbursable pursuant to the Sale and Servicing Agreement;

         (ix) ninth, to the Class A, Class M-1 and Class M-2 Noteholders, pro rata based upon their Class Principal Balance, until the first Remittance Date on which the Overcollateralization equals the OC Target Amount;

         (x) tenth, to the Spread Account, unless and until the amount therein equals the Specified Spread Account Requirement;

         (xi) eleventh, to the Class A Noteholders, any Interest Carryover for the Class A Notes;

         (xii) twelfth, to the Class M-1 Noteholders, any Interest Carryover for the Class M-1 Notes;

         (xiii) thirteenth, to the Class M-2 Noteholders, any Interest Carryover for the Class M-2 Notes;

         (xiv) fourteenth, to the Class B Noteholders, in an amount up to the Class B Interest Distribution Amount, minus the Class Carry Forward Interest Amount for the Class B Notes;

         (xv) fifteenth, to the Class B Noteholders, in an amount up to the Class B Principal Distribution Amount for the Class B Notes;

         (xvi) sixteenth, to the Class B Noteholders, the Class Carry Forward Interest Amount for the Class B Notes;

         (xvii) seventeenth, to the Class B Noteholders, the Class Carry Forward Amount for the Class B Notes;

         (xviii)eighteenth, to the Class B Noteholders, any Interest Carryover for the Class B Notes; and

         (xix) nineteenth, to the Owner Trustee, for distribution to the Certificateholders, any excess.

         Additionally, on the Special Remittance Date, the Indenture Trustee shall withdraw from the Note Distribution Account the amount, if any, deposited therein pursuant to

Section 5.01(a)(v) and make distributions thereof to Noteholders as follows: (i) from amounts transferred from the Pre-Funding Account, distributions of principal to the Notes of each Class pro rata based upon the applicable Class A, Class M-1, Class M-2 and Class B Percentages and (ii) from amounts transferred from the Capitalized Interest Account, distributions of interest to the Holders of each Class of Notes equal to the Capitalized Interest Requirement.

                  (c) All distributions made to the Noteholders of a particular Class will be made on a pro rata basis among the Noteholders of record of the applicable Class on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, and shall be made by check or, upon request by a Noteholders, by wire transfer of immediately available funds to the account of such Noteholders at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Noteholder unless such Noteholder shall own of record Notes which have initial principal balances aggregating at least $1,000,000.

                  Section 5.08 Determination of LIBOR.

         LIBOR applicable to the calculation of the Remittance Rate on the Notes for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date.

         On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Servicer and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Bridge Telerate Service (or such other page as may replace page 3750 on that service) for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service), or if such service is no longer offered, LIBOR, shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Servicer, the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Class Principal Balance of the Notes then outstanding. The Servicer will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Class Principal Balance of the Notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date.

         The establishment of LIBOR by the Servicer on any LIBOR Rate Adjustment Date and the Servicer's subsequent calculation of the Remittance Rates applicable to the Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly following each LIBOR Rate Adjustment Date the Servicer shall supply the Indenture Trustee with the results of its determination of LIBOR on such date.


                  Section 5.09 Statements.


                  Each month, not later than 12:00 noon New York time on the Determination Date, the Servicer shall deliver to the Indenture Trustee, by telecopy, for distribution to the Noteholders, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof and the Servicer's Monthly Computer Tape in the form attached hereto as Exhibit L (both in hard copy and in computer tape form) to be delivered on the Business Day following the Determination Date, a certificate signed by a Servicing Officer (a "Servicer's Certificate") stating the date (day, month and year), the Series number of the Notes, the date of this Agreement, and, as of the close of business on the Record Date for such month:

                  (i) Available Funds for the related Remittance Date;

                  (ii) The Aggregate Class A Note Principal Balance, the Aggregate Class M-1 Note Principal Balance, the Aggregate Class M-2 Note Principal Balance, and the Aggregate Class B Note Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xi) below, or, in the case of the first Determination Date, the Original Class A, Class M-1, Class M-2, and Class B Note Principal Balance;

                  (iii) The number and Principal Balances of all Business Loans which were the subject of Principal Prepayments during the Due Period and the number and Principal Balances of all Defaulted Business Loans purchased by the Servicer during the Due Period;

                  (iv) The amount of all Curtailments which were received during the Due Period;

                  (v) The amount of all Excess Payments and the amount of all Monthly Payments in respect of principal received during the Due Period;

                  (vi) The aggregate amount of interest received on Business Loans;

                  (vii) The amount of the Monthly Advances to be made on the Determination Date and the Compensating Interest payment to be made on the Determination Date;

                  (viii) The delinquency and foreclosure information set forth in the form attached hereto as Exhibit K;

                  (ix) The Interest Distribution Amounts and Principal Distribution Amounts for each Class for the Remittance Date with the components thereof stated separately;

                  (x) The amount available in the Spread Account as of the related Record Date in cash and from liquidation of Permitted Instruments and the amount, if any, to be transferred from the Spread Account to the Note Distribution Account pursuant to Section 5.02(b)(i);

                  (xi) The Aggregate Class A Note Principal Balance, Aggregate Class M-1 Note Principal Balance, Aggregate Class M-2 Note Principal Balance and Aggregate Class B Note Principal Balance after giving effect to the distribution to be made on the Remittance Date;

                  (xii) The weighted average maturity and weighted average Business Loan Interest Rate;

                  (xiii) The Servicing Fees and amounts to be deposited to the Expense Account;

                  (xiv) The amount of all payments and reimbursements to the Servicer;

                  (xv) The Class A, Class M-1, Class M-2 and Class B Remittance Rates with respect to such Remittance Date;

                  (xvi) During the Funding Period, the aggregate Principal Balance of the Subsequent Business Loans purchased during the prior Due Period and the amount on deposit in the Pre-Funding Account as of the end of such Due Period;

                  (xvii) The Net Interest Cap with respect to the Remittance
Date;

                  (xviii) If the Class Remittance Rate for a Class of Notes for such Remittance Date is based on the Net Interest Cap, the amount of any Interest Carryover for such Class of Notes for such Remittance Date;

                  (xix) the amount of the distribution, if any, allocable to Interest Carryover and the amount of any Interest Carryover for all prior Remittance Dates after giving effect to such distribution (in each case, stated separately by Class and in the aggregate); and

                  (xx) Such other information as the Indenture Trustee, the Noteholders and the Certificateholders or the Rating Agencies may reasonably require.

                  The Indenture Trustee shall forward such report to the Noteholders, the Certificateholders, the Owner Trustee and the Rating Agencies on the Remittance Date, together with a separate report indicating the amount of funds deposited in each Note Distribution Account pursuant to Section 5.01(a)(iv); and the amounts which are reimbursable to the Servicer or the Seller pursuant to Sections 5.03(c)(i), 5.03(c)(ii) and 5.07(b)(viii) (all reports prepared by the Indenture Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer).

                  To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Indenture Trustee shall be entitled to rely upon the telecopy. In the case of information furnished pursuant to subclauses (ii), (iii), (iv), (v), (ix) and (xi), above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                  Additionally, on the Special Remittance Date the Indenture Trustee shall, based upon information received from the Servicer, forward to the Noteholders, the Owner Trustee and the Rating Agencies a report setting forth the amount of principal and interest, if any, being paid to each Class of Notes on the Special Remittance Date.

                  (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Indenture Trustee and the Owner Trustee for distribution to each Person who at any time during the calendar year was a Noteholder or a Certificateholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix), and (xiv), above, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder or a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

                  (b) Upon reasonable advance notice in writing, the Servicer will provide to each Noteholder or Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Business Loans sufficient to permit such Noteholder or Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Notes or Certificates, as applicable.

                  (c) The Servicer shall furnish to each Noteholder and Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Noteholder and Certificateholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Noteholder and Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Noteholder or Certificateholder for the Servicer's actual expenses incurred in providing such reports if such reports are not producable in the ordinary course of the Servicer's business. The Rating Agencies shall receive copies of any such reports or information furnished to the Noteholders and Certificateholders.

                  Section 5.10 Advances by the Servicer.

                  Not later than the close of business on each Determination Date, the Servicer shall remit to the Indenture Trustee for deposit in the Note Distribution Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 5.09), to be distributed on the related Remittance Date pursuant to Section 5.07, equal to the amount by which (i) 30 days' interest at a rate equal to the then applicable Adjusted Business Loan Remittance Rate on the Aggregate Class A, Class M-1, Class M-2 and Class B Note Principal Balances immediately prior to the related Remittance Date exceeds (ii) the amount received by the Servicer as of the related Record Date in respect of interest on the Business Loans (plus, for the Remittance Dates during the Funding Period, the sum of (i) all funds to be transferred to the Note Distribution Account from the Capitalized Interest Account for such Remittance Date pursuant to Section 5.04(g) and (ii) the Pre-Funding Earnings for the applicable Remittance Date), such excess being defined herein as the "Monthly Advance." The Servicer may reimburse itself for Monthly Advances made pursuant to Section 4.04. Notwithstanding the foregoing, the Servicer shall not be required to make a Monthly Advance with respect to a Business Loan if it determines, in good faith, that such advance would be nonrecoverable from amounts received in respect of the Business Loans.

                  Section 5.11 Compensating Interest.


                  Each Class of Notes shall be entitled to a full month's interest on the principal portion of each Business Loan at the then applicable Class A, Class M-1, Class M-2 or Class B Remittance Rate for such Class, as the case may be. Not later than the close of business on each Determination Date, with respect to each Business Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Indenture Trustee for deposit in the Note Distribution Account from amounts otherwise payable to it as servicing compensation, an amount (such amount required to be delivered to the Indenture Trustee is referred to herein as "Compensating Interest") (as indicated in the Servicer's Certificate prepared pursuant to Section 5.09) equal to the difference between (a) 30 days' interest at the Adjusted Business Loan Remittance Rate on the Principal Balance of each related Business Loan as of the beginning of the Due Period applicable to the Remittance Date on which such amount will be distributed, and (b) the amount of interest actually received on each such Business Loan for such Due Period net of the Servicing Fee, and the fees and expenses of the Owner Trsutee and the Indenture Trustee allocable to such interest.

                  Section 5.12 Reports of Foreclosure and Abandonment of Mortgaged Property


                  Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property required by Section 6050J of the Code. Promptly after filing each such report with the Internal Revenue Service, the Servicer shall provide the Indenture Trustee with an Officer's Certificate certifying that such report has been filed.

                                   ARTICLE VI

                           GENERAL SERVICING PROCEDURE

                  Section 6.01      [Intentionally Omitted]

                  Section 6.02 Satisfaction of Mortgages and Collateral and Release of Business Files

                  The Servicer shall maintain the Fidelity Bond as provided for in Section 4.09 insuring the Servicer against any loss it may sustain with respect to any Business Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any Business Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Indenture Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 4.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Document File. Upon receipt of such certification and request, the Indenture Trustee shall release, within 3 Business Days, the related Indenture Trustee's Document File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of servicing compensation and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Business Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Indenture Trustee's Document File to the Servicer within 3 Business Days, and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Indenture Trustee's Document File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Business Loan has been liquidated and the Liquidation Proceeds relating to the Business Loan have been deposited in the Principal and Interest Account and remitted to the Indenture Trustee for deposit in the Note Distribution Account or the Business File or such document has been delivered to an attorney, or to a public Indenture Trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property or other Collateral either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Business File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Business Loan was liquidated, the servicing receipt shall be released by the Indenture Trustee to the Servicer.

                  The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for Indenture Trustee's sale or other documents necessary to the foreclosure or Indenture Trustee's sale in respect of a Mortgaged Property or other Collateral or to any legal action brought to obtain judgment against any Obligor on the Business Note or Mortgage or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Business Note or Mortgage or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage or other agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or Indenture Trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage or other agreement securing Collateral upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Business Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Principal and Interest Account.

                  Section 6.03      Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Principal and Interest Account or to retain from interest payments on the Business Loans the Servicer's Servicing Fee; provided, however, that the Servicer only may withdraw from the Principal and Interest Account the Servicer's Servicing Fee related to the Business Loan for which the Servicing Fee was received. Additional servicing compensation in the form of assumption and other administrative fees, prepayment penalties, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments and amounts remitted pursuant to
Section 5.03(c)(iii) shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Indenture Trustee for deposit in the Note Distribution Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  Section 6.04      Annual Statement as to Compliance.

                  The Servicer will deliver to the Indenture Trustee, the Rating Agencies and the Owner Trustee on or before March 31 of each year beginning March 31, 2001, an Officer's

Certificate stating that (i) the Servicer has fully complied with the provisions of Articles IV, V, VI and VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                  Section 6.05      Annual Independent Public
                                    Accountants' Servicing Report

                  On or before March 31 of each year beginning March 31, 2001, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants reasonably acceptable to the Indenture Trustee to furnish a letter or letters to the Indenture Trustee, the Owner Trustee and the Rating Agencies to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

                  Section 6.06 Indenture Trustee's and Owner Trustee's Right to Examine Servicer Records and Audit Operations

                  The Indenture Trustee, the Owner Trustee and the Rating Agencies shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

                  Section 6.07 Reports to the Indenture Trustee; Principal and Interest Account Statements.

                  Not later than 20 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 4.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 4.04, the aggregate amount of permitted withdrawals not made in the related Due Period, and the amount of any Monthly Advances or payments of Compensating Interest, in each case, for the related Due Period.

                                   ARTICLE VII

                       REPORTS TO BE PROVIDED BY SERVICER

                  Section 7.01      Financial Statements.

                  The Servicer understands that, in connection with the transfer of the Notes and the Certificates, Noteholders and Certificateholders may request that the Servicer make available to prospective Noteholders and Certificateholders the annual audited financial statements of the Servicer's parent (First International Bancorp, Inc. and any successor thereto) for one or more of the most recently completed five fiscal years for which such statements are publicly available, which request shall not be unreasonably denied. Such audited financial statements shall also be provided to the Rating Agencies by the Servicer upon request.

                  The Servicer also agrees to make available on a reasonable basis to any prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and its parent (First International Bancorp, Inc. and any successor thereto) and to permit any prospective Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying such prospective Noteholder that the Servicer has the ability to service the Business Loans in accordance with this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

                  Section 8.01      Indemnification; Third Party Claims.

                  (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, and each Noteholder and Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, and any Noteholder or Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the Business Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Owner Trustee, and/or a Noteholder or Certificateholder in respect of such claim. The Indenture Trustee may reimburse the Servicer from the Expense Account pursuant to Section 5.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Business Loans in compliance with the terms of this Agreement.

                  (b) The Seller agrees to indemnify and hold the Indenture Trustee, the Owner Trustee and each Noteholder and Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, and any Noteholder or Certificateholder may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the Noteholders and Certificateholders. The Seller shall immediately notify the Indenture Trustee and the Owner Trustee, if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Indenture Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Seller, the Indenture Trustee, the Owner Trustee and/or a Noteholder or Certificateholder in respect of such claim. The Indenture Trustee may reimburse the Seller from the Expense Account pursuant to Section 5.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the Seller indemnification pursuant to Section
2.05 and Section 3.03 or to the failure of the Servicer, if it is an affiliate of the Seller, to perform its obligations to service and administer the Business Loans in compliance with the terms of this Agreement, or the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the Noteholders and Certificateholders.

         Section 8.02      Merger or Consolidation of the Servicer.

                  The Servicer will keep in full effect its existence, rights and franchises as a corporation, bank or association and if required by applicable law will obtain and preserve its qualification to do business as a foreign entity, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Business Loans and to perform its duties under this Agreement.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000, and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger or consolidation to the Indenture Trustee and the Rating Agency.

                  Subject to the satisfaction of the Rating Agency Condition, the Servicer is permitted to assign its rights and duties hereunder to, and such rights and duties can be assumed by, an affiliate of the Servicer having a net worth of at least $15,000,000 (the "Assignee") (in which case all of the provisions of this Agreement shall, to the same extent as they apply to the Servicer hereunder, apply to the Assignee rather than the Servicer), without the execution or filing of any paper or any further act on the part of any parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such assignment to the Indenture Trustee, the Owner Trustee, and the Rating Agencies.

                  Section 8.03      Limitation on Liability of the
                                    Servicer and Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 8.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Business Loans in accordance with this Agreement.

                  Section 8.04      Servicer Not to Resign.

                  The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer, the Indenture Trustee, the Owner Trustee and the Majority Noteholders, or (ii) in connection with a merger, conversion or consolidation permitted pursuant to Section 8.02 and upon satisfaction of the Rating Agency Condition (in which case the Person resulting from the merger, conversion or consolidation shall be the successor of the Servicer), or (iii) in connection with an assignment permitted pursuant to Section 8.02 and upon satisfaction of the Rating Agency Condition (in which case the Assignee shall be the successor of the Servicer) or
(iv) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Indenture Trustee and the Owner Trustee, which Opinion of Counsel shall be in form and substance acceptable to the Indenture Trustee and the Owner Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02.

                                   ARTICLE IX

                              SERVICER TERMINATION

                  Section 9.01      Servicer Termination Events.

                  (a) In case one or more of the following events (each a "Servicer Termination Event") by the Servicer shall occur and be continuing, that is to say:

                           (i) (A) the failure by the Servicer to make any
                  required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Noteholders; (B) the failure by the Servicer to make any required Monthly Advance to the extent such failure materially and adversely affects the interests of the Noteholders; (C) the failure by the Servicer to remit any Compensating Interest to the extent such failure materially and adversely affects the interests of the Noteholders; or (D) any failure by the Servicer to remit to Noteholders, or to the Indenture Trustee for the benefit of the Noteholders, or to the Owner Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of this Agreement which continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Noteholder or Certificateholder; or

                           (ii) failure by the Servicer or the Seller duly to
                  observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer or the Seller as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Indenture Trustee or to the Servicer, or the Seller, as the case may be, and the Indenture Trustee by any Noteholder or Certificateholder; or

                           (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                           (iv) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                           (v) the Servicer shall admit in writing its inability
                  to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                  (b) then, and in each and every such case, so long as a Servicer Termination Event shall not have been remedied, and in the case of clause (i) above (except for clause (i)(B)), if such Servicer Termination Event shall not have been remedied within 30 days after the Servicer has received notice of such Servicer Termination Event, (x) with respect solely to clause
(i)(B) above, if such Monthly Advance is not made earlier than 4:00 p.m. New York time on the Determination Date, the Indenture Trustee shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence (e.g., a wire reference number communicated by the sending bank) that such funds have been sent, by 12:00 Noon New York time on the following Business Day, the Indenture Trustee shall immediately assume, pursuant to Section 9.02 hereof, the duties of a successor Servicer; and (y) in the case of clauses
(i)(A), (i)(C), (i)(D), (iii), (iv) and (v), the Majority Noteholders, by notice in writing to the Servicer (except with respect to (iii), (iv) and (v) for which no notice is required) may, in addition to whatever rights such Noteholders may have at law or equity including damages, injunctive relief and specific performance, in each case immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Business Loans and the proceeds thereof, as Servicer. Upon such receipt by the Servicer of a second written notice from the Majority Noteholders stating that they or it intend to terminate the Servicer as a result of such Servicer Termination Event, all authority and power of the Servicer under this Agreement, whether with respect to the Business Loans or otherwise, shall, subject to Section 9.02, pass to and be vested in the Indenture Trustee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Business Loans and related documents. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the Business Loans.

                  Section 9.02      Indenture Trustee to Act; Appointment of
                                    Successor

                  On and after the time of the Servicer's immediate termination, or the Servicer's receipt of notice if required by Section 9.01, or at any time if the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 8.04 or the Servicer is removed as Servicer pursuant to this Article IX, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Indenture Trustee shall not be liable for any actions of any Servicer prior to it, and that the Indenture Trustee shall not be obligated to make advances or payments pursuant to Sections 4.03, 4.10, 5.03, 5.10 or 5.11 but only to the extent the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable, such determination to be evidenced with respect to each such advance by a certification of a Responsible Officer of the Indenture Trustee. As compensation therefor, the Indenture Trustee shall be entitled to all funds relating to the Business Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 4.04 if the Servicer had continued to act as Servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 5.01 and 5.03.

                  Notwithstanding the above, the Indenture Trustee shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution acceptable to the Rating Agencies that has a net worth of not less than $15,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the aggregate Servicing Fees and other servicing compensation in the form of assumption fees, late payment charges or otherwise. In the event the Indenture Trustee is required to solicit bids as provided herein, the Indenture Trustee shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or Spread Account by the Servicer or which are thereafter received with respect to the Business Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Noteholder and Certificateholder and the Indenture Trustee shall have consented thereto. The Indenture Trustee shall not resign as servicer until a successor servicer has been appointed.

                  Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Business Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to
Section 6.03 or otherwise as provided in this Agreement. The Servicer, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Section 9.03      Waiver of Defaults.

                  The Majority Noteholders may, and subject to satisfaction of the Rating Agency Condition, waive any events permitting removal of the Servicer pursuant to this Article IX; provided, however, that the Majority Noteholders may not waive a default in making a required distribution on a Note without the consent of the holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 9.04.     Control by Majority Noteholders.


                  The Majority Noteholders may direct the time, method and place of conducting any proceeding relating to the Trust or the Notes or for any remedy available to the Indenture Trustee or the Owner Trustee with respect to the Trust or exercising any trust or power conferred on the Indenture Trustee or the Owner Trustee with respect to the Trust provided that:

                           (i) such direction shall not be in conflict with any
                  rule of law or with this Agreement;

                           (ii) the Indenture Trustee shall have been provided
                  with indemnity satisfactory to it; and

                           (iii) the Indenture Trustee or the Owner Trustee may
                  take any other action deemed proper by the Indenture Trustee or the Owner Trustee which is not inconsistent with such direction; provided, however, that the Indenture Trustee or the Owner Trustee, as the case may be, need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

                                    ARTICLE X

                                   TERMINATION

                  Section 10.01     Termination.

                  This Agreement shall terminate upon notice to the Indenture Trustee of the earlier of the following events: (a) the final payment or other liquidation of the last Business Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Business Loan and the remittance of all funds due thereunder, or (b) mutual consent of the Servicer and all Noteholders and Certificateholders in writing; provided, however, that in no event shall this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

                  The Servicer may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is less than 10% of the sum of (i) the Original Pool Principal Balance and (ii) the Original Pre-Funded Amount by purchasing, on the next succeeding Remittance Date, all of the Business Loans and Foreclosed Properties at a price equal to the sum of (i) 100% of the then outstanding Aggregate Class A, Aggregate Class M-1, Aggregate Class M-2 and Aggregate Class B Note Principal Balances, and (ii) 30 days' interest thereon at the then applicable weighted average Class A, Class M-1, Class M-2 and Class B Remittance Rates, as the case may be (the "Termination Price"). Notwithstanding the prior sentence, if at the time the Servicer determines to exercise such option the unsecured long-term debt obligations of the Servicer are not rated at least Baa3 by Moody's, if the Rating Agencies are still rating the Notes, the Servicer shall give the Rating Agencies prior written notice of the Servicer's determination to exercise such option and shall not exercise such option, without the consent of the Rating Agencies, prior to furnishing the Rating Agencies with an Opinion of Counsel, in form and substance reasonably satisfactory to the Rating Agencies, that the exercise of such option would not be deemed a fraudulent conveyance by the Servicer.

                  Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and that the Noteholders shall surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to Noteholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee and the Rating Agencies at the time such notice is given to Noteholders. Any obligation of the Servicer to pay amounts due to the Indenture Trustee shall survive the termination of this Agreement.

                  Section 10.02     Accounting Upon Termination of
                                    Servicer

                  Upon termination of the Servicer under Article IX hereof, the Servicer shall:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Principal and Interest Account;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all Business Files and related documents and statements held by it hereunder and a Business Loan portfolio computer diskette;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and, upon request, to the Noteholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Business Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Business Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01     Acts of Noteholders.

                  Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

                  Section 11.02     Amendment.

                  (a) This Agreement may be amended from time to time by the Servicer and the Owner Trustee with the consent of the Indenture Trustee (which consent may not be unreasonably withheld), without notice to or consent of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect the interests of any Noteholder or Certificateholder or any other party and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on Business Loans which are required to be distributed on any Note Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Servicer and the Owner Trustee with the consent of the Indenture Trustee and the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage of Holders which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes and Certificates affected thereby and, provided further, that no amendment affecting only one or more Classes of Notes shall require the approval of holders of Notes of the other Classes.

                  (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 11.03     Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Business Loans.

                  Section 11.04     Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  SECTION 11.05     GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 11.06     Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Seller, First International Bank, 280 Trumbull Street, Hartford, Connecticut 06103, Attention: Theodore J. Horan, or such other addresses as may hereafter be furnished to the Noteholders in writing by the Seller and the Servicer, (ii) in the case of the Indenture Trustee, HSBC Bank USA, 140 Broadway, New York, New York 10005, 12th Floor, Attention:
Corporate Trust Department, (iii) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, (iv) in the case of the Noteholders, as set forth in the Note Register, (v) in the case of Moody's, to Moody's Investors Service, ABS Monitoring Department, 99 Church Street, 4th Floor, New York, New York 10007 and
(vi) in the case of Duff & Phelps, Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention: ABS Monitoring Group. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

                  Section 11.07     Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 11.08     No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

                  Section 11.09     Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  Section 11.10     Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Seller and the Servicer, the Indenture Trustee and the Noteholders and their respective successors and assigns.

                  Section 11.11     Headings.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 11.12     Notification to Rating Agencies.

                  The Indenture Trustee shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has received notice: (1) any modification or amendment to this Agreement, (2) any change of the Indenture Trustee, the Servicer or Paying Agent, (3) any Event of Default, and (4) the final payment of all the Notes. The Servicer shall promptly deliver to the Rating Agencies a copy of each of the Servicer's Certificates. Further, the Servicer shall give prompt notice to the Rating Agencies if the Servicer or any of its affiliates acquire any Notes.

                  Section 11.13.  Limitation of Liability.

                  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee on behalf of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertaking and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to the Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Trust have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     FIRST INTERNATIONAL BANK
                                         as Seller and Servicer


                                     By:  /s/Leslie Galbraith
                                          -------------------------------------
                                          Name:  Leslie Galbraith
                                          Title:    President




                                     FIB BUSINESS LOAN TRUST 1999-A,

                                     By:   Wilmington Trust Company, not in its
                                     individual capacity but solely as Owner
                                     Trustee on behalf of the Trust



                                     By:   /s/Anita E. Dallago
                                          -------------------------------------
                                           Name:  Anita E. Dallago
                                           Title: Administrative Account Manager

                                     Accepted and Agreed to:

                                     HSBC BANK USA, not in its individual
                                     capacity, but solely as Indenture Trustee



                                      By:  /s/Susan Barstock
                                          -------------------------------------
                                           Name:  Susan Barstock
                                           Title:    Assistant Vice President

STATE OF DELAWARE    )
                   : ss.:
COUNTY OF NEW CASTLE )

                  On this 29th day of September in the year of 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared Anita E. Dallago personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                       /s/Janel R. Havrilla
                                       -------------------------------------
                                            Notary Public

                                     My Commission expires 2/2/01

STATE OF CONNECTICUT )
                    : ss.:
COUNTY OF HARTFORD   )



                  On this 24th day of September in the year of 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared Leslie Galbraith personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                      /s/Susan Levin
                                      -------------------------------------
                                      Notary Public


                                      My Commission expires 12/31/00